LETTER OF TRANSMITTAL

AMERICAN SKIING COMPANY

Offer for all Outstanding
12% Series A Senior Subordinated Notes
Due 2006
in Exchange for
12% Series B Senior Subordinated Notes
Due 2006
which Have Been Registered Under
the Securities Act of 1933, As Amended,
Pursuant to the Prospectus, dated
November 12, 1996

THE EXCHANGE OFFER WILL EXPIRE AT 5:00
P.M. NEW YORK CITY TIME, ON JANUARY 15,
1997, UNLESS EXTENDED (THE "EXPIRATION
DATE").  TENDERS MAY BE WITHDRAWN PRIOR
TO 5:00 P.M., NEW YORK CITY TIME, ON THE
EXPIRATION DATE.

Delivery To:   United States Trust
Company of New York, Exchange Agent

By Mail:

United States Trust Company of New York
P.O. Box 844
Peter Cooper Station
New York, New York  10276

By Hand:
United States Trust Company of New York
111 Broadway
Lower Level
Corporate Trust Window
New York, New York 10005

By Overnight Courier:
United States Trust Company of New York
770 Broadway, 13th Floor
New York, New York  10003
Attn:  Corporate Trust Services Window

By Facsimile:
(212) 420-6152

Confirm by Telephone:
(800) 548-6565

     Delivery of this instrument to an
address other than as set forth above,
or transmission of instructions via
facsimile other than as set forth above, will not constitute a valid delivery.

     The undersigned acknowledges that
he or she has received and reviewed the
Prospectus, dated November 12, 1996 (the
"Prospectus"), of American Skiing
Company, a Maine corporation (the
"Company"), and this Letter of
Transmittal (the "Letter"), which
together constitute the Company's offer
(the "Exchange Offer") to exchange an
aggregate principal amount of up to
$120,000,000 of its 12% Series B Senior
Subordinated Notes Due 2006, which have
been registered under the Securities Act of 1933, as amended (the "New Notes"), of the Company for a like principal amount of the issued and outstanding 12%
Series A Senior Subordinated Notes Due
2006 (the "Old Notes") of the Company
from the holders (the "Holders")
thereof.

     For each Old Note accepted for
exchange, the Holder of such Old Note
will receive a New Note having a
principal amount equal to that of the
surrendered Old Note.  The New Notes
will bear interest from the most recent
date to which interest has been paid on
the Old Notes or, if no interest has
been paid on the Old Notes, from
June 28, 1996.  Accordingly, registered
holders of New Notes on the relevant
record date for the first interest
payment date following the consummation
of the Exchange Offer will receive
interest accruing from the most recent
date to which interest has been paid or, if no interest has been paid, from June
28, 1996.  Old Notes accepted for
exchange will cease to accrue interest
from and after the date of consummation
of the Exchange Offer.  Holders whose
Old Notes are accepted for exchange will not receive any payment in respect of interest on such Old Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

     This Letter is to be completed by a
Holder of Old Notes either if
certificates are to be forwarded
herewith or if a tender of certificates
for Old Notes, if available, is to be
made by book-entry transfer to the
account maintained by the Exchange Agent at The Depository Trust Company (the
"Book-Entry Transfer Facility") pursuant to the procedures set forth in "The
Exchange Offers -- Book-Entry Transfer"
section of the Prospectus.  Holders of
Old Notes whose certificates are not
immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange
Agent's account at the Book-Entry
Transfer Facility (a "Book-Entry
Confirmation") and all other documents
required by this Letter to the Exchange
Agent on or prior to the Expiration
Date, must tender their Old Notes
according to the guaranteed delivery
procedures set forth in "The Exchange
Offers -- Guaranteed Delivery" section
of the Prospectus.  See Instruction 1.
Delivery of documents to the Book-Entry
Transfer Facility does not constitute
delivery to the Exchange Agent.

     The undersigned has completed the
appropriate boxes below and signed this
Letter to indicate the action the
undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THE ACCOMPANYING
INSTRUCTIONS CAREFULLY

     Ladies and Gentlemen:

     Upon the terms and subject to the
conditions of the Exchange Offer, the
undersigned hereby tenders to the
Company the aggregate principal amount
of Old Notes indicated above.  Subject
to, and effective upon, the acceptance
for exchange of the Old Notes tendered
hereby, the undersigned hereby sells,
assigns and transfers to, or upon the
order of the Company all right, title
and interest in and to such Old Notes as are being tendered hereby.

     The undersigned hereby represents
and warrants that the undersigned has
full power and authority to tender,
sell, assign and transfer the Old Notes
tendered hereby and that the Company
will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the Holder of such Old
Notes nor any such other person has an
arrangement or understanding with any
person to participate in the
distribution of such New Notes and that
neither the Holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the
"Securities Act"), of the Company.

     The undersigned also acknowledges
that this Exchange Offer is being made
in reliance on interpretations by the
staff of the Securities and Exchange
Commission (the "SEC"), as set forth in
no-action letters issued to third
parties, that the New Notes issued in
exchange for the Old Notes pursuant to
the Exchange Offer may be offered for
resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the
Securities Act, provided that such New
Notes are acquired in the ordinary
course of such Holders' business and
such Holders have no arrangement with
any person to participate in the
distribution of such New Notes.
However, the SEC has not considered the
Exchange Offer in the context of a no-
action letter and there can be no
assurance that the staff of the SEC
would make a similar determination with
respect to the Exchange Offer as in
other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes and has no arrangement or understanding to participate in a distribution of New
Notes. If any Holder is an affiliate of the Company, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, such Holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.
If the undersigned is a broker-dealer
that will receive New Notes for its own
account in exchange for Old Notes, it
represents that the Old Notes to be
exchanged for the New Notes were
acquired by it as a result of market-
making activities or other trading
activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request,
execute and deliver any additional
documents deemed by the Company to be
necessary or desirable to complete the
sale, assignment and transfer of the Old
Notes tendered hereby.  All authority
conferred or agreed to be conferred in
this Letter and every obligation of the
undersigned hereunder shall be binding
upon the successors, assigns, heirs,
executors, administrators, trustees in
bankruptcy and legal representatives of
the undersigned and shall not be
affected by, and shall survive, the
death or incapacity of the undersigned.
This tender may be withdrawn only in
accordance with the procedures set forth in "The Exchange Offers - Withdrawal
Rights" section of the Prospectus.

     Unless otherwise indicated herein
in the box entitled "Special Issuance
Instructions" below, please deliver the
New Notes (and, if applicable,
substitute certificates representing Old
Notes for any Old Notes not exchanged)
in the name of the undersigned, or in
the case of a book-entry delivery of Old
Notes, please credit the account
indicated above maintained at the Book-
Entry Transfer Facility.  Similarly,
unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled
"Description of Old Notes."

     THE UNDERSIGNED, BY COMPLETING THE
BOX ENTITLED "DESCRIPTION OF OLD NOTES"
ABOVE AND SIGNING THIS LETTER, WILL BE
DEEMED TO HAVE TENDERED THE OLD NOTES AS
SET FORTH IN SUCH BOX ABOVE.

     List below the Old Notes to which
this Letter relates.  If the space
provided below is inadequate, the
certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF          1          2        3
OLD NOTES
  Names(s) and    Certificate   Aggreg  Principal
 Address(es) of   Number(s)*    ate     Amount
   Registered                   Princi  Tendered*
   Holders(s)                   pal     *
(Please fill in,                Amount
    if blank)                   of Old
                                Note(s
                                )


                      Total
* Need not be completed if Old Notes are being tendered by book-entry transfer.
** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column 2. See Instruction 2.
     Old Notes tendered hereby must be in
     denominations of principal amount of $1,000 and any integral multiple thereof. See
     Instruction 1.

__   CHECK HERE IF TENDERED OLD NOTES
     ARE BEING DELIVERED BY BOOK-ENTRY
     TRANSFER MADE TO THE ACCOUNT
     MAINTAINED BY THE EXCHANGE AGENT
     WITH THE BOOK-ENTRY TRANSFER
     FACILITY AND COMPLETE THE
     FOLLOWING:

     Name of Tendering Institution
     ______________

     Account Number _________________
     Transaction Code Number
     _____________

__   CHECK HERE IF TENDERED OLD NOTES
     ARE BEING DELIVERED PURSUANT TO A
     NOTICE OF GUARANTEED DELIVERY
     PREVIOUSLY SENT TO THE EXCHANGE
     AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Registered
     Holder(s)___________________

     Window Ticket Number (if
     any)_______________________________
     _____________

     Date of Execution of Notice of
     Guaranteed
     Delivery___________________________
     _____________

     Date of Institution which
     guaranteed
     delivery___________________________
     _____________

     If Delivery by Book-Entry Transfer,
     Complete the Following:

     Account
     Number_______________________
     Transaction Code Number_________

__   CHECK HERE IF YOU ARE A BROKER-
     DEALER AND WISH TO RECEIVE 10
     ADDITIONAL COPIES OF THE PROSPECTUS
     AND 10 COPIES OF ANY AMENDMENTS OR
     SUPPLEMENTS THERETO.

     Name:
     ___________________________________
     ______

     Address:___________________________
     _____________
     If the undersigned is not a broker-
dealer, the undersigned represents that
it is not engaged in, and does not
intend to engage in, a distribution of
New Notes.  If the undersigned is a
broker-dealer that will receive New
Notes for its own account in exchange
for Old Notes that were acquired as a
result of market-making activities or
other trading activities, it
acknowledges that it will deliver a
prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an underwriter within the meaning of the Securities Act of 1933, as amended.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 3 and 4)

     To be completed ONLY if
certificates for Old Notes not exchanged and/or New Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry
Transfer Facility other than the account indicated above.

Issue:  New Notes and/or Old Notes to:

Name(s)_________________________________
____
          (Please Type or Print)

________________________________________
____
          (Please Type or Print)

Address_________________________________
____

________________________________________
____
(Zip Code)
(Complete Substitute  Form W-9)
__ Credit unexchanged Old Notes
delivered by book-entry transfer to the
Book-Entry Transfer Facility account set forth below.

_______________________
(Book-Entry Transfer Facility)
Account Number, if applicable)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 3 and 4)

     To be completed ONLY if
certificates for Old Notes not exchanged and/or New Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this
Letter above or to such person or
persons at an address other than shown
in the box entitled "Description of Old
Notes" on this Letter above.

Mail:  New Notes and/or Old Notes to:

Name(s)_________________________________
___
          (Please Type or Print)

________________________________________
__
          (Please Type or Print)

Address_________________________________
___
________________________________
(Zip Code)

IMPORTANT:  THIS LETTER OR A FACSIMILE
HEREOF (TOGETHER WITH THE CERTIFICATES
FOR OLD NOTES OR A BOOK-ENTRY
CONFIRMATION AND ALL OTHER REQUIRED
DOCUMENTS OR THE NOTICE OF GUARANTEED
DELIVERY) MUST BE RECEIVED BY THE
EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW
YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF
TRANSMITTAL
CAREFULLY BEFORE COMPLETING ANY BOX
ABOVE.

PLEASE SIGN HERE
(TO BE COMPLETED BY ALL TENDERING
HOLDERS)

Dated:__________ ____, 1996

x_____________________, 1996

x____________________, 1996

Signature(s) of Owners
Date
Area Code and Telephone Number
________________________

     If a holder is tendering any Old
Notes, this letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See
Instruction 3.

Name(s):________________________________
__________

________________________________________
_________
               (Please Type or Print)

Capacity:_______________________________
___________

Address:________________________________
__________
               (Including Zip Code)

SIGNATURE GUARANTEE
(if required by Instruction 3)

Signature(s) Guaranteed by
an Eligible
Institution:____________________________
___
            (Authorized Signature)

________________________________________
_________
(Title)

________________________________________
_________
                (Name and Firm)
Dated: ____________________, 1996

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer for the 12% Series A Senior Subordinated Notes due 2006 to Exchange for the 12% Series B Senior Subordinated Notes
Due 2006 of American Skiing Company
which Have Been Registered Under the Act of 1933, As Amended

1.   Delivery of this Letter and Notes;
Guaranteed Delivery Procedures.

     This Letter is to be completed by
holders of Old Notes either if
certificates are to be forwarded
herewith or if tenders are to be made
pursuant to the procedures for delivery
by book-entry transfer set forth in "The
Exchange Offers -- Book-Entry Transfer"
section of the Prospectus. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below.
Old Notes tendered hereby must be in
denominations of principal amount of
$1,000 and any integral multiple
thereof.

     Holders whose certificates for Old
Notes are not immediately available or
who cannot deliver their certificates
and all other required documents to the
Exchange Agent on or prior to the
Expiration Date, or who cannot complete
the procedure for book-entry transfer on a timely basis, may tender their Old
Notes pursuant to the guaranteed
delivery procedures set forth in "The
Exchange Offers -- Guaranteed Delivery"
section of the Prospectus.  Pursuant to
such procedures, (i) such tender must be made through an Eligible Institution,
(ii) prior to the Expiration Date, the
Exchange Agent must receive from such
Eligible Institution a properly
completed and duly executed Letter (or a facsimile thereof) and Notice of
Guaranteed Delivery, substantially in
the form provided by the Company (by
telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered stating that the tender is being made thereby and guaranteeing that within five New York Stock Exchange
("NYSE") trading days after the date of
execution of the Notice of Guaranteed
Delivery, the certificates for all
physically tendered Old Notes, or a Book-
Entry Confirmation, and any other
documents required by the Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered
Old Notes, in proper form for transfer,
or Book-Entry Confirmation, as the case
may be, and all other documents required by this Letter, are received by the Exchange Agent within five NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

     The method of delivery of this
Letter, the Old Notes and all other
required documents is at the election
and risk of the tendering holders, but
the delivery will be deemed made only
when actually received or confirmed by
the Exchange Agent.  If Old Notes are
sent by mail, it is suggested that the
mailing be made sufficiently in advance
of the Expiration Date to permit
delivery to the Exchange Agent prior to
5:00 p.m., New York City time, on the
Expiration Date.

     See "The Exchange Offers" section
of the Prospectus.

2.   Partial Tenders (not applicable to
noteholders who tender by book-entry
transfer).

     If less than all of the Old Notes
evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled "Description of Old Notes -- Principal Amount Tendered."
A reissued certificate representing the
balance of nontendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3.   Signatures on this Letter, Bond
Powers and Endorsements, Guarantee of
Signatures.

     If this Letter is signed by the
registered holder of the Old Notes
tendered hereby, the signature must
correspond exactly WITH the name as
written on the face of the certificates
without any change whatsoever.

     If any tendered Old Notes are owned
of record by two or more joint owners,
all of such owners must sign this
Letter.

     If any tendered Old Notes are
registered in different names on several certificates, it will be necessary to complete, sign and submit as may separate copies of this Letter as there are different registrations of certificates.

     When this Letter is signed by the
registered holder or holders of the Old
Notes specified herein and tendered
hereby, no endorsements of certificates
or separate bond powers are required.
If, however, the New Notes are to be
issued, or any untendered Old Notes are
to be reissued, to a person other than
the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required.
Signatures on such certificate(s) must
be guaranteed by an Eligible
Institution.

     If this Letter is signed by a
person other than the registered holder
or holders of any certificate(s)
specified herein, such certificate(s)
must be endorsed or accompanied by
appropriate bond powers, in either case
signed exactly as the name or names of
the registered holder or holders
appear(s) on the certificate(s) and
signatures on such certificate(s) must
be guaranteed by an Eligible
Institution.

     If this Letter or any certificates
or bond powers are signed by trustees,
executors, administrators, guardians,
attorneys-in-fact, officers of
corporations or others acting in a
fiduciary or representative capacity,
such persons should so indicate when
signing, and, unless waived by the
Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     Endorsements on certificates for
Old Notes or signatures on bond powers
required by this Instruction 3 must be
guaranteed by a firm which is a member
of a registered national securities
exchange or a member of the National
Association of Securities Dealers, Inc.
or by a commercial bank or trust company having an office or correspondent in the United States (an "Eligible
Institution").

     Signatures on this Letter need not
be guaranteed by an Eligible
Institution, provided the Old Notes are
tendered: (i) by a registered holder of the Old Notes ( which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Tender
Facility system whose name appears on a
security position listing as the holder
of such Old Notes) who has not completed the box entitled "Special Issuance
Instructions" or "Special Delivery
Instructions" on this Letter, or  (ii)
for the account of an Eligible
Institution.

4.   Special Issuance and Delivery
Instructions.

     Tendering holders of Old Notes
should indicate in the applicable box
the name and address to which New Notes
issued pursuant to the Exchange Offer
and/or substitute certificates
evidencing Old Notes not exchanged are
to be issued or sent, if different from
the name or address of the person
signing this Letter.  In the case of
issuance in a different name, the
employer identification or social
security number of the person named must also be indicated. Noteholders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer
Facility as such noteholder may
designate hereon.  If no such
instructions are given, such Old Notes
not exchanged will be returned to the
name or address of the person signing
this Letter.

5.   Tax Identification Number.

     Federal income tax law generally
requires that a tendering holder whose
Old Notes are accepted for exchange must provide the Company (as payor) with such holder's correct Taxpayer Identification
Number ("TIN") on Substitute Form W-9
below, which in the case of a tendering
holder who is an individual, is his or
her social security number.  If the
Company is not provided with the current
TIN or an adequate basis for an
exemption, such tendering holder may be
subject to a $50 penalty imposed by the
Internal Revenue Service.  In addition,
delivery to such tendering holder of New
Notes may be subject to backup
withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

     Exempt holders of Old Notes
(including, among others, all
corporations and certain foreign
individuals) are not subject to those
backup withholding and reporting
requirements.  See the enclosed
Guidelines of Certificate of Taxpayer
Identification Number on Substitute Form
W-9 (the "W-9 Guidelines") for
additional instructions.

     To prevent backup withholding, each
tendering holder of Old Notes must
provide its correct TIN by completing
the Substitute Form W-9 set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, or
(ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed
Form W-8, Certificate of Foreign Status.
These forms may be obtained from the
Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines on applying for a TIN, check the box in
Part 2 of the Substitute Form W-9 and
write "applied for" in lieu of its TIN.
Note:  Checking this box and writing
"applied for" on the form means that
such holder has already applied for a
TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

6.   Transfer Taxes.

     The Company will pay all transfer
taxes, if any, applicable to the
transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old
Notes not exchanged are to be delivered
to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old
Notes are registered in the name of any
person other than the person signing
this Letter, or if a transfer tax is
imposed for any reason other than the
transfer of Old Notes to the Company or
its order pursuant to the Exchange
Offer, the amount of any such transfer
taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this
Instruction 6, it will not be necessary
for transfer tax stamps to be affixed to the Old Notes specified in this Letter.

7.   Waiver of Conditions.

     The Company reserves the absolute
right to waive satisfaction of any or
all conditions enumerated in the
Prospectus.

8.   No Conditional Tenders.

     No alternative, conditional,
irregular or contingent tenders will be
accepted.  All tendering holders of Old
Notes, by execution of this Letter,
shall waive any right to receive notice
of the acceptance of their Old Notes for exchange.

     Neither the Company, the Exchange
Agent nor any person is obligated to
give notice of any defect or
irregularity with respect to any tender
of Old Notes nor shall any of them incur any liability for failure to give any such notice.

9.   Mutilated, Lost, Stolen or
Destroyed Old Notes.

     Any holder whose Old Notes have
been mutilated, lost, stolen or
destroyed should contact the Exchange
Agent at the address indicated above for further instructions.

10.  Requests for Assistance or
Additional Copies.

     Questions relating to the procedure
for tendering, as well as requests for
additional copies of the Prospectus and
this Letter, may be directed to the
Exchange Agent, at the address and
telephone number indicated above.

TO BE COMPLETED BY ALL TENDERING HOLDERS

(See Instruction 5)

PAYOR'S NAME:  AMERICAN SKIING COMPANY

SUBSTITUTE
               Part 1 - PLEASE     TIN:___________
Form W-9       PROVIDE YOUR TIN    __________
               IN THE BOX AT       Social Security
               RIGHT AND CERTIFY   Number or
               BY SIGNING AND      Employer
               DATING BELOW.       Identification
                                   Number
Department of
the Treasury
Internal       Part 2 - TIN Applied for __
Revenue
Service
Payer's
Request for
Taxpayer
Identification
Number ("TIN")
and
Certification
               CERTIFICATION - UNDER PENALTIES OF
               PERJURY, I CERTIFY THAT:

                   (1)   The number shown on this
               form is my correct Taxpayer
               Identification Number (or I am
               waiting for a number to be issued
               to me.)
                   (2)   I am not subject to
               backup withholding either because:
               (a)  I am exempt from backup
               withholding, or (b) I have not been
               notified by the Internal Revenue
               Service (the "IRS") that I am
               subject to backup withholding as a
               result of failure to report all
               interest or dividends, or (c) the
               IRS has notified me that I am no
               longer subject to backup
               withholding, and
                   (3)   any other information
               provided on this form is true and
               correct.

               SIGNATURE. ___________   DATE
                    ______________
You must cross out item (2) of the above
certification if you have been notified by the IRS
that you are subject to backup withholding because
of underreporting of interest or dividends or your
tax return and you have not been notified by the
IRS that you are no longer subject to backup
withholding.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
PART 2 OF SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

_______________________________________________
Signature               Date

AMERICAN SKIING COMPANY

Offer for all Outstanding
12% Series A Senior Subordinated Notes
Due 2006
in Exchange for
12% Series B Senior Subordinated Notes
Due 2006
which Have Been Registered Under
the Securities Act of 1933,
As Amended

To:  Brokers, Dealers, Commercial Banks,
     Trust Companies and Other Nominees:

     American Skiing Company (the
"Company") is offering, upon and subject to the terms and conditions set forth in the Prospectus, dated November 12, 1996
(the "Prospectus"), and the enclosed
Letter of Transmittal (the "Letter of
Transmittal"), to exchange (the
"Exchange Offer") its 12% Series B
Senior Subordinated Notes Due 2006,
which have been registered under the
Securities Act of 1933, as amended, for
its outstanding 12% Series A Senior
Subordinated Notes Due 2006 (the "Old
Notes").  The Exchange Offer is being
made in order to satisfy certain
obligations of the Company contained in
the Registration Rights Agreement dated
June 28, 1996, by and among the Company, the Guarantors named therein and the initial purchasers referred to therein.

     We are requesting that you contact
your clients for whom you hold Old Notes regarding the Exchange Offer. For your information and for forwarding to your clients for whom you hold Old Notes registered in your name or in the name of your nominee, or who hold Old Notes registered in their own names, we are enclosing the following documents:

      1.   Prospectus dated November 12,
1996;

      2.   The Letter of Transmittal for
your use and for the information of your clients;

     3.   A Notice of Guaranteed
Delivery to be used to accept the
Exchange Offer if certificates for Old
Notes are not immediately available or
time will not permit all required
documents to reach the Exchange Agent
prior to the Expiration Date (as defined below) or if the procedure for book-entry transfer cannot be completed on a timely basis;

     4.   A form of letter which may be
sent to your clients for whose account
you hold Old Notes registered in your
name or the name of your nominee, with
space provided for obtaining such
clients' instructions with regard to the Exchange Offer;

      5.    Guidelines for Certification
of  Taxpayer  Identification  Number  on
Substitute Form W-9; and

     6.   Return envelopes addressed to
U.S. Trust Company of New York, the
Exchange Agent for the Old Notes.

     Your prompt action is requested.
The Exchange Offer will expire at 5:00
p.m., New York City time, on January 15,
1997, unless extended by the Company
(the "Expiration Date").  Old Notes not
tendered pursuant to the Exchange Offer
may be withdrawn at any time before the
Expiration Date.

     To participate in the Exchange
Offer, a duly executed and properly
completed Letter of Transmittal (or
facsimile thereof), with any required
signature guarantees and any other
required documents, should be sent to
the Exchange Agent and certificates
representing the Old Notes should be
delivered to the Exchange Agent, all in
accordance with the instructions set
forth in the Letter of Transmittal and
the Prospectus.

     If holders of Old Notes wish to
tender, but it is impracticable for them to forward their certificates for Old
Notes prior to the expiration of the
Exchange Offer or to comply with the
book-entry transfer procedures on a
timely basis, a tender may be effected
by following the guaranteed delivery
procedures described in the Prospectus
under "The Exchange Offers -- Guaranteed
Delivery."

     The Company will, upon request,
reimburse brokers, dealers, commercial
banks and trust companies for reasonable and necessary costs and expenses incurred by them in forwarding the Prospectus and the related documents to the beneficial owners of Old Notes held by them as nominee or in a fiduciary capacity. The Company will pay or cause to be paid all stock transfer taxes applicable to the exchange of Old Notes pursuant to the Exchange Offer, except as set forth in Instruction 6 of the Letter of Transmittal.

     Any inquiries you may have with
respect to the Exchange Offer, or
requests for additional copies of the
enclosed materials, should be directed
to United States Trust Company of New
York, the Exchange Agent for the Old
Notes, at its address and telephone
number set forth on the front of the
Letter of Transmittal.

Very truly yours,


American Skiing Company


     NOTHING HEREIN OR IN THE ENCLOSED
DOCUMENTS SHALL CONSTITUTE YOU OR ANY
PERSON AS AN AGENT OF THE COMPANY OR THE
EXCHANGE AGENT, OR AUTHORIZE YOU OR ANY
OTHER PERSON TO USE ANY DOCUMENT OR MAKE
ANY STATEMENTS ON BEHALF OF EITHER OF
THEM WITH RESPECT TO THE EXCHANGE OFFER,
EXCEPT FOR STATEMENTS EXPRESSLY MADE IN
THE PROSPECTUS OR THE LETTER OF
TRANSMITTAL.

Enclosures

AMERICAN SKIING COMPANY

Offer for all Outstanding
12% Series A Senior Subordinated Notes
Due 2006
in Exchange for
12% Series B Senior Subordinated Notes
Due 2006
which Have Been Registered Under
the Securities Act of 1933,
As Amended

To Our Clients:

     Enclosed for your consideration is
a Prospectus, dated November 12, 1996
(the "Prospectus"), and the related
Letter of Transmittal (the "Letter of
Transmittal"), relating to the offer
(the "Exchange Offer") of American
Skiing Company (the "Company") to
exchange its 12% Series B Senior
Subordinated Notes Due 2006, which have
been registered under the Securities Act of 1933, as amended (the "New Notes"), for its outstanding 12% Series A Senior
Subordinated Notes Due 2006 (the "Old
Notes"), upon the terms and subject to
the conditions described in the
Prospectus and the Letter of
Transmittal.  The Exchange Offer is
being made in order to satisfy certain
obligations of the Company contained in
the Registration Rights Agreement dated
June 28, 1996, by and among the Company, the Guarantors named therein and the initial purchasers referred to therein.

     This material is being forwarded to
you as the beneficial owner of the Old
Notes carried by us in your account but
not registered in your name.  A tender
of such Old Notes may only be made by us as the holder of record and pursuant to your instructions.

     Accordingly, we request
instructions as to whether you wish us
to tender on your behalf the Old Notes
held by us for your account, pursuant to the terms and conditions set forth in the enclosed Prospectus and Letter of Transmittal.

     Your instructions should be
forwarded to us as promptly as possible
in order to permit us to tender the Old
Notes on your behalf in accordance with
the provisions of the Exchange Offer.
The Exchange Offer will expire at 5:00
p.m., New York City time, on January 15,
1997, unless extended by the Company.
Any Old Notes tendered pursuant to the
Exchange Offer may be withdrawn at any
time before the Expiration Date.

     Your attention is directed to the
following:

     1.  The Exchange Offer is for any
and all Old Notes.

     2.  The Exchange Offer is subject
to certain conditions set forth in the
Prospectus in the section captioned "The
Exchange Offers -- Certain Conditions to the Exchange Offers."

     3.  Any transfer taxes incident to
the transfer of Old Notes from the
holder to the Company will be paid by
the Company, except as otherwise
provided in the Instructions in the
Letter of Transmittal.

     4.  The Exchange Offer expires at
5:00 p.m., New York City time, on
January 15, 1997, unless extended by the Company.

     If you wish to have us tender your
Old Notes, please so instruct us by
completing, executing and returning to
us the instruction form on the back of
this letter.  The Letter of Transmittal
is furnished to you for information only and may not be used directly by you to tender Old Notes.

INSTRUCTIONS WITH RESPECT TO
THE EXCHANGE OFFER

     The undersigned acknowledge(s)
receipt of your letter and the enclosed
material referred to therein relating to the Exchange Offer made by American
Skiing Company with respect to its Old
Notes.

     This will instruct you to tender
the Old Notes held by you for the
account of the undersigned, upon and
subject to the terms and conditions set
forth in the Prospectus and the related
Letter of Transmittal.

     Please tender the Old Notes held by
you for my account as indicated below.

Aggregate Principal Amount of Old Notes

12% Series A Senior Subordinated Notes
Due 2006
___________________________________

__   Please do not tender any Old Notes
     held by you
     for my account.

Dated:_______________________________,
1996

________________________________________
______
Signature(s)

________________________________________
_______
Please print name(s) here
________________________________________
_______
Address(es)

________________________________________
_______
Area Code and Telephone Number

________________________________________
_______
Tax Identification or Social Security
No(s).

     None of the Old Notes held by us
for your account will be tendered unless we receive written instructions from you to do so. Unless a specific contrary instruction is given in the space provided, your signature(s) hereon shall constitute an instruction to us to tender all the Old Notes held by us for your account.

LETTER OF TRANSMITTAL

AMERICAN SKIING COMPANY

Offer for all Outstanding
13-3/4% Series A Subordinated Discount
Notes Due 2007
in Exchange for
13-3/4% Series B Subordinated Discount
Notes Due 2007
which Have Been Registered Under
the Securities Act of 1933, As Amended,
Pursuant to the Prospectus, dated
November 12, 1996

THE EXCHANGE OFFER WILL EXPIRE AT 5:00
P.M. NEW YORK CITY TIME, ON JANUARY 15,
1997, UNLESS EXTENDED (THE "EXPIRATION
DATE").  TENDERS MAY BE WITHDRAWN PRIOR
TO 5:00 P.M., NEW YORK CITY TIME, ON THE
EXPIRATION DATE.

Delivery To:   United States Trust
Company of New York, Exchange Agent

By Mail:

United States Trust Company of New York
P.O. Box 844
Peter Cooper Station
New York, New York  10276

By Hand:
United States Trust Company of New York
111 Broadway
Lower Level
Corporate Trust Window
New York, New York 10005

By Overnight Courier:
United States Trust Company of New York
770 Broadway, 13th Floor
New York, New York  10003
Attn:  Corporate Trust Services Window

By Facsimile:
(212) 420-6152

Confirm by Telephone:
(800) 548-6565

     Delivery of this instrument to an
address other than as set forth above,
or transmission of instructions via
facsimile other than as set forth above, will not constitute a valid delivery.

     The undersigned acknowledges that
he or she has received and reviewed the
Prospectus, dated November 12, 1996 (the
"Prospectus"), of American Skiing
Company, a Maine corporation (the
"Company"), and this Letter of
Transmittal (the "Letter"), which
together constitute the Company's offer
(the "Exchange Offer") to exchange an
aggregate principal amount of up to
$39,132,000 of its 13-3/4% Series B
Subordinated Discount Notes Due 2007,
which have been registered under the
Securities Act of 1933, as amended (the
"New Notes"), of the Company for a like
principal amount of the issued and
outstanding 13-3/4% Series A
Subordinated Discount Notes Due 2007
(the "Old Notes") of the Company from
the holders (the "Holders") thereof.

     For each Old Note accepted for
exchange, the Holder of such Old Note
will receive a New Note having a
principal amount equal to that of the
surrendered Old Note.  Neither the Old
Notes nor the New Notes will accrue
interest prior to July 15, 2001, but
such Notes do gain in Accreted Value (as defined in the Prospectus) from the date of issuance to July 15, 2001. Old Notes accepted for exchange will cease to experience any increase in Accreted
Value from and after the date of
consummation of the Exchange Offer.
Holders whose Old Notes are accepted for exchange will not receive any payment in connection with the Exchange Offer in respect of any increase in the Accreted
Value thereof which may be deemed to
have occurred prior to the consummation
of the Exchange Offer.

     This Letter is to be completed by a
Holder of Old Notes either if
certificates are to be forwarded
herewith or if a tender of certificates
for Old Notes, if available, is to be
made by book-entry transfer to the
account maintained by the Exchange Agent at The Depository Trust Company (the
"Book-Entry Transfer Facility") pursuant to the procedures set forth in "The
Exchange Offers -- Book-Entry Transfer"
section of the Prospectus.  Holders of
Old Notes whose certificates are not
immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange
Agent's account at the Book-Entry
Transfer Facility (a "Book-Entry
Confirmation") and all other documents
required by this Letter to the Exchange
Agent on or prior to the Expiration
Date, must tender their Old Notes
according to the guaranteed delivery
procedures set forth in "The Exchange
Offers -- Guaranteed Delivery" section
of the Prospectus.  See Instruction 1.
Delivery of documents to the Book-Entry
Transfer Facility does not constitute
delivery to the Exchange Agent.

     The undersigned has completed the
appropriate boxes below and signed this
Letter to indicate the action the
undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THE ACCOMPANYING
INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the
conditions of the Exchange Offer, the
undersigned hereby tenders to the
Company the aggregate principal amount
of Old Notes indicated above.  Subject
to, and effective upon, the acceptance
for exchange of the Old Notes tendered
hereby, the undersigned hereby sells,
assigns and transfers to, or upon the
order of the Company all right, title
and interest in and to such Old Notes as are being tendered hereby.

     The undersigned hereby represents
and warrants that the undersigned has
full power and authority to tender,
sell, assign and transfer the Old Notes
tendered hereby and that the Company
will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the Holder of such Old
Notes nor any such other person has an
arrangement or understanding with any
person to participate in the
distribution of such New Notes and that
neither the Holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the
"Securities Act"), of the Company.

     The undersigned also acknowledges
that this Exchange Offer is being made
in reliance on interpretations by the
staff of the Securities and Exchange
Commission (the "SEC"), as set forth in
no-action letters issued to third
parties, that the New Notes issued in
exchange for the Old Notes pursuant to
the Exchange Offer may be offered for
resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the
Securities Act, provided that such New
Notes are acquired in the ordinary
course of such Holders' business and
such Holders have no arrangement with
any person to participate in the
distribution of such New Notes.
However, the SEC has not considered the
Exchange Offer in the context of a no-
action letter and there can be no
assurance that the staff of the SEC
would make a similar determination with
respect to the Exchange Offer as in
other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes and has no arrangement or understanding to participate in a distribution of New
Notes. If any Holder is an affiliate of the Company, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, such Holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.
If the undersigned is a broker-dealer
that will receive New Notes for its own
account in exchange for Old Notes, it
represents that the Old Notes to be
exchanged for the New Notes were
acquired by it as a result of market-
making activities or other trading
activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request,
execute and deliver any additional
documents deemed by the Company to be
necessary or desirable to complete the
sale, assignment and transfer of the Old
Notes tendered hereby.  All authority
conferred or agreed to be conferred in
this Letter and every obligation of the
undersigned hereunder shall be binding
upon the successors, assigns, heirs,
executors, administrators, trustees in
bankruptcy and legal representatives of
the undersigned and shall not be
affected by, and shall survive, the
death or incapacity of the undersigned.
This tender may be withdrawn only in
accordance with the procedures set forth in "The Exchange Offers - Withdrawal
Rights" section of the Prospectus.

     Unless otherwise indicated herein
in the box entitled "Special Issuance
Instructions" below, please deliver the
New Notes (and, if applicable,
substitute certificates representing Old
Notes for any Old Notes not exchanged)
in the name of the undersigned, or in
the case of a book-entry delivery of Old
Notes, please credit the account
indicated above maintained at the Book-
Entry Transfer Facility.  Similarly,
unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled
"Description of Old Notes."

     THE UNDERSIGNED, BY COMPLETING THE
BOX ENTITLED "DESCRIPTION OF OLD NOTES"
ABOVE AND SIGNING THIS LETTER, WILL BE
DEEMED TO HAVE TENDERED THE OLD NOTES AS
SET FORTH IN SUCH BOX ABOVE.

     List below the Old Notes to which
this Letter relates.  If the space
provided below is inadequate, the
certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF          1          2        3
OLD NOTES
  Names(s) and    Certificate   Aggreg  Principal
 Address(es) of   Number(s)*    ate     Amount
   Registered                   Princi  Tendered*
   Holders(s)                   pal     *
(Please fill in,                Amount
    if blank)                   of Old
                                Note(s
                                )


                      Total
* Need not be completed if Old Notes are being tendered by book-entry transfer.
** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column 2. See Instruction 2.
     Old Notes tendered hereby must be in
     denominations of principal amount of $1,000 and any integral multiple thereof. See
     Instruction 1.

__   CHECK HERE IF TENDERED OLD NOTES
     ARE BEING DELIVERED BY BOOK-ENTRY
     TRANSFER MADE TO THE ACCOUNT
     MAINTAINED BY THE EXCHANGE AGENT
     WITH THE BOOK-ENTRY TRANSFER
     FACILITY AND COMPLETE THE
     FOLLOWING:

     Name of Tendering
     Institution________________________
     _____________

     Account Number____________________
     Transaction Code
     Number_____________________________
     _______

__   CHECK HERE IF TENDERED OLD NOTES
     ARE BEING DELIVERED PURSUANT TO A
     NOTICE OF GUARANTEED DELIVERY
     PREVIOUSLY SENT TO THE EXCHANGE
     AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Registered
     Holder(s)__________________________
     _____________

     Window Ticket Number (if
     any)_______________________________
     _____________

     Date of Execution of Notice of
     Guaranteed
     Delivery___________________________
     _____________

     Date of Institution which
     guaranteed
     delivery___________________________
     _____________

     If Delivery by Book-Entry Transfer,
     Complete the Following:

     Account
     Number_______________________
     Transaction Code
     Number_____________________________
     _

__   CHECK HERE IF YOU ARE A BROKER-
     DEALER AND WISH TO RECEIVE 10
     ADDITIONAL COPIES OF THE PROSPECTUS
     AND 10 COPIES OF ANY AMENDMENTS OR
     SUPPLEMENTS THERETO.

     Name:
     ___________________________________
     ______

     Address:___________________________
     _____________

     If the undersigned is not a broker-
dealer, the undersigned represents that
it is not engaged in, and does not
intend to engage in, a distribution of
New Notes.  If the undersigned is a
broker-dealer that will receive New
Notes for its own account in exchange
for Old Notes that were acquired as a
result of market-making activities or
other trading activities, it
acknowledges that it will deliver a
prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an underwriter within the meaning of the Securities Act of 1933, as amended.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 3 and 4)

     To be completed ONLY if
certificates for Old Notes not exchanged and/or New Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry
Transfer Facility other than the account indicated above.

Issue:  New Notes and/or Old Notes to:

Name(s)_________________________________
____
          (Please Type or Print)

________________________________________
____
          (Please Type or Print)

Address_________________________________
____

________________________________________
____
(Zip Code)
(Complete Substitute  Form W-9)
__ Credit unexchanged Old Notes
delivered by book-entry transfer to the
Book-Entry Transfer Facility account set forth below.

_______________________
(Book-Entry Transfer Facility)
Account Number, if applicable)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 3 and 4)

     To be completed ONLY if
certificates for Old Notes not exchanged and/or New Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this
Letter above or to such person or
persons at an address other than shown
in the box entitled "Description of Old
Notes" on this Letter above.

Mail:  New Notes and/or Old Notes to:

Name(s)_________________________________
___
          (Please Type or Print)

________________________________________
__
          (Please Type or Print)

Address_________________________________
___
________________________________
(Zip Code)


IMPORTANT:  THIS LETTER OR A FACSIMILE
HEREOF (TOGETHER WITH THE CERTIFICATES
FOR OLD NOTES OR A BOOK-ENTRY
CONFIRMATION AND ALL OTHER REQUIRED
DOCUMENTS OR THE NOTICE OF GUARANTEED
DELIVERY) MUST BE RECEIVED BY THE
EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW
YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF
TRANSMITTAL
CAREFULLY BEFORE COMPLETING ANY BOX
ABOVE.
PLEASE SIGN HERE
(TO BE COMPLETED BY ALL TENDERING
HOLDERS)

Dated:__________ ____, 1996

x_____________________, 1996

x____________________, 1996

Signature(s) of Owners
Date
Area Code and Telephone Number
________________________

     If a holder is tendering any Old
Notes, this letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See
Instruction 3.

Name(s):________________________________
__________

________________________________________
_________
               (Please Type or Print)

Capacity:_______________________________
___________

Address:________________________________
__________
               (Including Zip Code)

SIGNATURE GUARANTEE
(if required by Instruction 3)

Signature(s) Guaranteed by
an Eligible
Institution:____________________________
___
            (Authorized Signature)

________________________________________
_________
(Title)

________________________________________
_________
                (Name and Firm)
Dated: ____________________, 1996

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer for the 13 3/4% Series A Subordinated Discount
Notes due 2007 to Exchange for the
13 3/4% Series B Subordinated Discount
Notes Due 2007 of American Skiing
Company
which Have Been Registered Under the Act of 1933, As Amended

1.   Delivery of this Letter and Notes;
Guaranteed Delivery Procedures.

     This Letter is to be completed by
holders of Old Notes either if
certificates are to be forwarded
herewith or if tenders are to be made
pursuant to the procedures for delivery
by book-entry transfer set forth in "The
Exchange Offers -- Book-Entry Transfer"
section of the Prospectus. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below.
Old Notes tendered hereby must be in
denominations of principal amount of
$1,000 and any integral multiple
thereof.

     Holders whose certificates for Old
Notes are not immediately available or
who cannot deliver their certificates
and all other required documents to the
Exchange Agent on or prior to the
Expiration Date, or who cannot complete
the procedure for book-entry transfer on a timely basis, may tender their Old
Notes pursuant to the guaranteed
delivery procedures set forth in "The
Exchange Offers -- Guaranteed Delivery"
section of the Prospectus.  Pursuant to
such procedures, (i) such tender must be made through an Eligible Institution,
(ii) prior to the Expiration Date, the
Exchange Agent must receive from such
Eligible Institution a properly
completed and duly executed Letter (or a facsimile thereof) and Notice of
Guaranteed Delivery, substantially in
the form provided by the Company (by
telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered stating that the tender is being made thereby and guaranteeing that within five New York Stock Exchange
("NYSE") trading days after the date of
execution of the Notice of Guaranteed
Delivery, the certificates for all
physically tendered Old Notes, or a Book-
Entry Confirmation, and any other
documents required by the Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered
Old Notes, in proper form for transfer,
or Book-Entry Confirmation, as the case
may be, and all other documents required by this Letter, are received by the Exchange Agent within five NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

     The method of delivery of this
Letter, the Old Notes and all other
required documents is at the election
and risk of the tendering holders, but
the delivery will be deemed made only
when actually received or confirmed by
the Exchange Agent.  If Old Notes are
sent by mail, it is suggested that the
mailing be made sufficiently in advance
of the Expiration Date to permit
delivery to the Exchange Agent prior to
5:00 p.m., New York City time, on the
Expiration Date.

     See "The Exchange Offers" section
of the Prospectus.

2.   Partial Tenders (not applicable to
noteholders who tender by book-entry
transfer).

     If less than all of the Old Notes
evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled "Description of Old Notes -- Principal Amount Tendered."
A reissued certificate representing the
balance of nontendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3.   Signatures on this Letter, Bond
Powers and Endorsements, Guarantee of
Signatures.

     If this Letter is signed by the
registered holder of the Old Notes
tendered hereby, the signature must
correspond exactly WITH the name as
written on the face of the certificates
without any change whatsoever.

     If any tendered Old Notes are owned
of record by two or more joint owners,
all of such owners must sign this
Letter.

     If any tendered Old Notes are
registered in different names on several certificates, it will be necessary to complete, sign and submit as may separate copies of this Letter as there are different registrations of certificates.

     When this Letter is signed by the
registered holder or holders of the Old
Notes specified herein and tendered
hereby, no endorsements of certificates
or separate bond powers are required.
If, however, the New Notes are to be
issued, or any untendered Old Notes are
to be reissued, to a person other than
the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required.
Signatures on such certificate(s) must
be guaranteed by an Eligible
Institution.

     If this Letter is signed by a
person other than the registered holder
or holders of any certificate(s)
specified herein, such certificate(s)
must be endorsed or accompanied by
appropriate bond powers, in either case
signed exactly as the name or names of
the registered holder or holders
appear(s) on the certificate(s) and
signatures on such certificate(s) must
be guaranteed by an Eligible
Institution.

     If this Letter or any certificates
or bond powers are signed by trustees,
executors, administrators, guardians,
attorneys-in-fact, officers of
corporations or others acting in a
fiduciary or representative capacity,
such persons should so indicate when
signing, and, unless waived by the
Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     Endorsements on certificates for
Old Notes or signatures on bond powers
required by this Instruction 3 must be
guaranteed by a firm which is a member
of a registered national securities
exchange or a member of the National
Association of Securities Dealers, Inc.
or by a commercial bank or trust company having an office or correspondent in the United States (an "Eligible
Institution").

     Signatures on this Letter need not
be guaranteed by an Eligible
Institution, provided the Old Notes are
tendered: (i) by a registered holder of the Old Notes ( which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Tender
Facility system whose name appears on a
security position listing as the holder
of such Old Notes) who has not completed the box entitled "Special Issuance
Instructions" or "Special Delivery
Instructions" on this Letter, or  (ii)
for the account of an Eligible
Institution.

4.   Special Issuance and Delivery
Instructions.

     Tendering holders of Old Notes
should indicate in the applicable box
the name and address to which New Notes
issued pursuant to the Exchange Offer
and/or substitute certificates
evidencing Old Notes not exchanged are
to be issued or sent, if different from
the name or address of the person
signing this Letter.  In the case of
issuance in a different name, the
employer identification or social
security number of the person named must also be indicated. Noteholders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer
Facility as such noteholder may
designate hereon.  If no such
instructions are given, such Old Notes
not exchanged will be returned to the
name or address of the person signing
this Letter.

5.   Tax Identification Number.

     Federal income tax law generally
requires that a tendering holder whose
Old Notes are accepted for exchange must provide the Company (as payor) with such holder's correct Taxpayer Identification
Number ("TIN") on Substitute Form W-9
below, which in the case of a tendering
holder who is an individual, is his or
her social security number.  If the
Company is not provided with the current
TIN or an adequate basis for an
exemption, such tendering holder may be
subject to a $50 penalty imposed by the
Internal Revenue Service.  In addition,
delivery to such tendering holder of New
Notes may be subject to backup
withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

     Exempt holders of Old Notes
(including, among others, all
corporations and certain foreign
individuals) are not subject to those
backup withholding and reporting
requirements.  See the enclosed
Guidelines of Certificate of Taxpayer
Identification Number on Substitute Form
W-9 (the "W-9 Guidelines") for
additional instructions.

     To prevent backup withholding, each
tendering holder of Old Notes must
provide its correct TIN by completing
the Substitute Form W-9 set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, or
(ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed
Form W-8, Certificate of Foreign Status.
These forms may be obtained from the
Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines on applying for a TIN, check the box in
Part 2 of the Substitute Form W-9 and
write "applied for" in lieu of its TIN.
Note:  Checking this box and writing
"applied for" on the form means that
such holder has already applied for a
TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

6.   Transfer Taxes.

     The Company will pay all transfer
taxes, if any, applicable to the
transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old
Notes not exchanged are to be delivered
to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old
Notes are registered in the name of any
person other than the person signing
this Letter, or if a transfer tax is
imposed for any reason other than the
transfer of Old Notes to the Company or
its order pursuant to the Exchange
Offer, the amount of any such transfer
taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this
Instruction 6, it will not be necessary
for transfer tax stamps to be affixed to the Old Notes specified in this Letter.

7.   Waiver of Conditions.

     The Company reserves the absolute
right to waive satisfaction of any or
all conditions enumerated in the
Prospectus.

8.   No Conditional Tenders.

     No alternative, conditional,
irregular or contingent tenders will be
accepted.  All tendering holders of Old
Notes, by execution of this Letter,
shall waive any right to receive notice
of the acceptance of their Old Notes for exchange.

     Neither the Company, the Exchange
Agent nor any person is obligated to
give notice of any defect or
irregularity with respect to any tender
of Old Notes nor shall any of them incur any liability for failure to give any such notice.

9.   Mutilated, Lost, Stolen or
Destroyed Old Notes.

     Any holder whose Old Notes have
been mutilated, lost, stolen or
destroyed should contact the Exchange
Agent at the address indicated above for further instructions.

10.  Requests for Assistance or
Additional Copies.

     Questions relating to the procedure
for tendering, as well as requests for
additional copies of the Prospectus and
this Letter, may be directed to the
Exchange Agent, at the address and
telephone number indicated above.

TO BE COMPLETED BY ALL TENDERING HOLDERS

(See Instruction 5)

PAYOR'S NAME:  AMERICAN SKIING COMPANY

SUBSTITUTE
               Part 1 - PLEASE     TIN:___________
Form W-9       PROVIDE YOUR TIN    __________
               IN THE BOX AT       Social Security
               RIGHT AND CERTIFY   Number or
               BY SIGNING AND      Employer
               DATING BELOW.       Identification
                                   Number
Department of
the Treasury
Internal       Part 2 - TIN Applied for __
Revenue
Service
Payer's
Request for
Taxpayer
Identification
Number ("TIN")
and
Certification
               CERTIFICATION - UNDER PENALTIES OF
               PERJURY, I CERTIFY THAT:

                   (1)   The number shown on this
               form is my correct Taxpayer
               Identification Number (or I am
               waiting for a number to be issued
               to me.)
                   (2)   I am not subject to
               backup withholding either because:
               (a)  I am exempt from backup
               withholding, or (b) I have not been
               notified by the Internal Revenue
               Service (the "IRS") that I am
               subject to backup withholding as a
               result of failure to report all
               interest or dividends, or (c) the
               IRS has notified me that I am no
               longer subject to backup
               withholding, and
                   (3)   any other information
               provided on this form is true and
               correct.

               SIGNATURE. ___________   DATE
                    ______________
You must cross out item (2) of the above
certification if you have been notified by the IRS
that you are subject to backup withholding because
of underreporting of interest or dividends or your
tax return and you have not been notified by the
IRS that you are no longer subject to backup
withholding.

YOU MUST COMPLETE THE FOLLOWING
CERTIFICATE IF YOU CHECKED THE BOX
IN PART 2 OF SUBSTITUTE FORM W-9
CERTIFICATE OF AWAITING TAXPAYER
IDENTIFICATION NUMBER

I certify under penalties of perjury
that a taxpayer identification number
has not been issued to me, and either
(a) I have mailed or delivered an
application to receive a taxpayer
identification number to the appropriate
Internal Revenue Service Center or
Social Security Administration Office or
(b) I intend to mail or deliver an
application in the near future.  I
understand that if I do not provide a
taxpayer identification number by the
time of the exchange, 31 percent of all
reportable payments made to me
thereafter will be withheld until I
provide a number.

________________________________________
_______
Signature               Date

AMERICAN SKIING COMPANY

Offer for all Outstanding
13-3/4% Series A Subordinated Discount
Notes Due 2007
in Exchange for
13-3/4% Series B Subordinated Discount
Notes Due 2007
which Have Been Registered Under
the Securities Act of 1933,
As Amended

To:  Brokers, Dealers, Commercial Banks,
     Trust Companies and Other Nominees:

     American Skiing Company (the
"Company") is offering, upon and subject to the terms and conditions set forth in the Prospectus, dated November 12, 1996
(the "Prospectus"), and the enclosed
Letter of Transmittal (the "Letter of
Transmittal"), to exchange (the
"Exchange Offer") its 13-3/4% Series B
Subordinated Discount Notes Due 2007,
which have been registered under the
Securities Act of 1933, as amended, for
its outstanding 13-3/4% Series A
Subordinated Discount Notes Due 2007
(the "Old Notes").  The Exchange Offer
is being made in order to satisfy
certain obligations of the Company
contained in the Registration Rights
Agreement dated June 28, 1996, by and
among the Company, the Guarantors named
therein and Bear, Stearns & Co., Inc.,
as initial purchaser.

     We are requesting that you contact
your clients for whom you hold Old Notes regarding the Exchange Offer. For your information and for forwarding to your clients for whom you hold Old Notes registered in your name or in the name of your nominee, or who hold Old Notes registered in their own names, we are enclosing the following documents:

      1.   Prospectus dated November 12,
1996;

      2.   The Letter of Transmittal for
your use and for the information of your clients;

     3.   A Notice of Guaranteed
Delivery to be used to accept the
Exchange Offer if certificates for Old
Notes are not immediately available or
time will not permit all required
documents to reach the Exchange Agent
prior to the Expiration Date (as defined below) or if the procedure for book-entry transfer cannot be completed on a timely basis;

     4.   A form of letter which may be
sent to your clients for whose account
you hold Old Notes registered in your
name or the name of your nominee, with
space provided for obtaining such
clients' instructions with regard to the Exchange Offer;

      5.    Guidelines for Certification
of  Taxpayer  Identification  Number  on
Substitute Form W-9; and

     6.   Return envelopes addressed to
U.S. Trust Company of New York, the
Exchange Agent for the Old Notes.

     Your prompt action is requested.
The Exchange Offer will expire at 5:00
p.m., New York City time, on January 15,
1997, unless extended by the Company
(the "Expiration Date").  Old Notes not
tendered pursuant to the Exchange Offer
may be withdrawn at any time before the
Expiration Date.

     To participate in the Exchange
Offer, a duly executed and properly
completed Letter of Transmittal (or
facsimile thereof), with any required
signature guarantees and any other
required documents, should be sent to
the Exchange Agent and certificates
representing the Old Notes should be
delivered to the Exchange Agent, all in
accordance with the instructions set
forth in the Letter of Transmittal and
the Prospectus.

     If holders of Old Notes wish to
tender, but it is impracticable for them to forward their certificates for Old
Notes prior to the expiration of the
Exchange Offer or to comply with the
book-entry transfer procedures on a
timely basis, a tender may be effected
by following the guaranteed delivery
procedures described in the Prospectus
under "The Exchange Offers -- Guaranteed
Delivery."

     The Company will, upon request,
reimburse brokers, dealers, commercial
banks and trust companies for reasonable and necessary costs and expenses incurred by them in forwarding the Prospectus and the related documents to the beneficial owners of Old Notes held by them as nominee or in a fiduciary capacity. The Company will pay or cause to be paid all stock transfer taxes applicable to the exchange of Old Notes pursuant to the Exchange Offer, except as set forth in Instruction 6 of the Letter of Transmittal.

     Any inquiries you may have with
respect to the Exchange Offer, or
requests for additional copies of the
enclosed materials, should be directed
to United States Trust Company of New
York, the Exchange Agent for the Old
Notes, at its address and telephone
number set forth on the front of the
Letter of Transmittal.

Very truly yours,


American Skiing Company


     NOTHING HEREIN OR IN THE ENCLOSED
DOCUMENTS SHALL CONSTITUTE YOU OR ANY
PERSON AS AN AGENT OF THE COMPANY OR THE
EXCHANGE AGENT, OR AUTHORIZE YOU OR ANY
OTHER PERSON TO USE ANY DOCUMENT OR MAKE
ANY STATEMENTS ON BEHALF OF EITHER OF
THEM WITH RESPECT TO THE EXCHANGE OFFER,
EXCEPT FOR STATEMENTS EXPRESSLY MADE IN
THE PROSPECTUS OR THE LETTER OF
TRANSMITTAL.

Enclosures

AMERICAN SKIING COMPANY

Offer for all Outstanding
13-3/4% Series A Subordinated Discount
Notes Due 2007
in Exchange for
13-3/4% Series B Subordinated Discount
Notes Due 2007
which Have Been Registered Under
the Securities Act of 1933,
As Amended

To Our Clients:

     Enclosed for your consideration is
a Prospectus, dated November 12, 1996
(the "Prospectus"), and the related
Letter of Transmittal (the "Letter of
Transmittal"), relating to the offer
(the "Exchange Offer") of American
Skiing Company (the "Company") to
exchange its 13-3/4% Series B
Subordinated Discount Notes Due 2007,
which have been registered under the
Securities Act of 1933, as amended (the
"New Notes"), for its outstanding 13-
3/4% Series A Subordinated Discount
Notes Due 2007 (the "Old Notes"), upon
the terms and subject to the conditions
described in the Prospectus and the
Letter of Transmittal.  The Exchange
Offer is being made in order to satisfy
certain obligations of the Company
contained in the Registration Rights
Agreement dated June 28, 1996, by and
among the Company, the Guarantors named
therein and Bear, Stearns & Co., Inc.,
as initial purchaser.

     This material is being forwarded to
you as the beneficial owner of the Old
Notes carried by us in your account but
not registered in your name.  A tender
of such Old Notes may only be made by us as the holder of record and pursuant to your instructions.

     Accordingly, we request
instructions as to whether you wish us
to tender on your behalf the Old Notes
held by us for your account, pursuant to the terms and conditions set forth in the enclosed Prospectus and Letter of Transmittal.

     Your instructions should be
forwarded to us as promptly as possible
in order to permit us to tender the Old
Notes on your behalf in accordance with
the provisions of the Exchange Offer.
The Exchange Offer will expire at 5:00
p.m., New York City time, on January 15,
1997, unless extended by the Company.
Any Old Notes tendered pursuant to the
Exchange Offer may be withdrawn at any
time before the Expiration Date.

     Your attention is directed to the
following:

     1.  The Exchange Offer is for any
and all Old Notes.

     2.  The Exchange Offer is subject
to certain conditions set forth in the
Prospectus in the section captioned "The
Exchange Offers -- Certain Conditions to the Exchange Offers."

     3.  Any transfer taxes incident to
the transfer of Old Notes from the
holder to the Company will be paid by
the Company, except as otherwise
provided in the Instructions in the
Letter of Transmittal.

     4.  The Exchange Offer expires at
5:00 p.m., New York City time, on
January 15, 1997, unless extended by the Company.

     If you wish to have us tender your
Old Notes, please so instruct us by
completing, executing and returning to
us the instruction form on the back of
this letter.  The Letter of Transmittal
is furnished to you for information only and may not be used directly by you to tender Old Notes.

INSTRUCTIONS WITH RESPECT TO
THE EXCHANGE OFFER

     The undersigned acknowledge(s)
receipt of your letter and the enclosed
material referred to therein relating to the Exchange Offer made by American
Skiing Company with respect to its Old
Notes.

     This will instruct you to tender
the Old Notes held by you for the
account of the undersigned, upon and
subject to the terms and conditions set
forth in the Prospectus and the related
Letter of Transmittal.

     Please tender the Old Notes held by
you for my account as indicated below.


Aggregate Principal Amount of Old Notes

13-3/4% Series A Subordinated Discount
Notes Due 2007

__   Please do not tender any Old Notes
     held by you
     for my account.

Dated:_______________________________,
1996
________________________________________
_______
Signature(s)
________________________________________
_______
Please print name(s) here
________________________________________
_______
Address(es)
________________________________________
_______
Area Code and Telephone Number
________________________________________
_______
Tax Identification or Social Security
No(s).

     None of the Old Notes held by us
for your account will be tendered unless we receive written instructions from you to do so. Unless a specific contrary instruction is given in the space provided, your signature(s) hereon shall constitute an instruction to us to tender all the Old Notes held by us for your account.

NOTICE OF GUARANTEED DELIVERY FOR
AMERICAN SKIING COMPANY
12% SENIOR SUBORDINATED NOTES DUE 2006

     This form or one substantially
equivalent hereto must be used to accept the Exchange Offer of American Skiing
Company (the "Company") made pursuant to the Prospectus, dated November 12, 1996
(the "Prospectus"), if certificates for
the outstanding 12% Series A Senior
Subordinated Notes Due 2006 of the
Company (the "Old Notes") are not
immediately available or if the
procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 p.m., New York City time, on the Expiration
Date of the Exchange Offer.  Such form
may be delivered or transmitted by
telegram, telex, facsimile transmission, mail or hand delivery to United States
Trust Company of New York (the "Exchange
Agent") as set forth below.  In
addition, in order to utilize the
guaranteed delivery procedure to tender
Old Notes pursuant to the Exchange
Offer, a completed, signed and dated
Letter of Transmittal (or facsimile
thereof) must also be received by the
Exchange Agent prior to 5:00 p.m., New
York City time, on the Expiration Date.
Capitalized terms not defined herein are defined in the Prospectus.

Delivery To:   United States Trust
Company of New York, Exchange Agent

By Mail:

United States Trust Company of New York
P.O. Box 844
Peter Cooper Station
New York, New York  10276

By Hand:

United States Trust Company of New York
111 Broadway
Lower Level
Corporate Trust Window
New York, New York  10005

By Overnight Courier:

United States Trust Company of New York
770 Broadway, 13th Floor
New York, New York  10003
Attn:  Corporate Trust Services Window

By Facsimile:
(212) 420-6152

Confirm by Telephone:
(800) 548-6565

     Delivery of this instrument to an
address other than as set forth above,
or transmission of instructions via
facsimile other than as set forth above, will not constitute a valid delivery.

Ladies and Gentlemen:

     Upon the terms and conditions set
forth in the Prospectus and the
accompanying Letter of Transmittal, the
undersigned hereby tenders to the
Company the principal amount of Old
Notes set forth below, pursuant to the
guaranteed delivery procedure described
in "The Exchange Offers -- Guaranteed
Delivery" section of the Prospectus.
Principal Amount of Old Notes Tendered:*

$_______________________________________
_
Certificate Nos. (if available):
If Old Notes will be delivered by
book-entry transfer to The Depository
Trust Company, provide account number.
________________________________________
_

Total Principal Amount Represented by
Old Notes Certificate(s):

$_______________________________________
_
Account Number
_______________________________________

* Must be in denominations of principal
amount of $1,000 and any integral
multiple thereof.
________________________________________
______________

     All authority herein conferred or
agreed to be conferred shall survive the
death or incapacity of the undersigned
and every obligation of the undersigned
hereunder shall be binding upon the
heirs, personal representatives,
successors and assigns of the
undersigned.
________________________________________
______________

PLEASE SIGN HERE


X_______________________________________
________

X_______________________________________
________
Signature(s) of Owner(s) as Authorized
Signatory

_______________________________
Date

Area Code and Telephone
Number:____________________

     Must be signed by the holder(s) of
Old Notes as their name(s) appear(s) on
certificates for Old Notes or on a
security position listing, or by
person(s) authorized to become
registered holder(s) by endorsement and
documents transmitted with this Notice
of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

Please print name(s) and address(es)

Name(s):
________________________________________

Capacity:
_______________________________________

Address(es):
______________________________________

GUARANTEE

     The undersigned, a member of a
registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United
States, hereby guarantees that the
certificates representing the principal
amount of Old Notes tendered hereby in
proper form for transfer, or timely
confirmation of the book-entry transfer
of such Old Notes into the Exchange
Agent's account at The Depository Trust
Company pursuant to the procedures set
forth in "The Exchange Offers --
Guaranteed Delivery" section of the
Prospectus, together with a properly
completed and duly executed Letter of
Transmittal (or a manually signed
facsimile thereof) with any required
signature guarantee and any other
documents required by the Letter of
Transmittal, will be received by the
Exchange Agent at the address set forth
above, no later than five New York Stock
Exchange trading days after the date of
execution hereof.

________________________________
Name of Firm

________________________________
Authorized Signature

________________________________________
____
Address             Title

____________________________
Zip Code

Name:___________________________________
_______
(Please Type or Print)

Area Code and Tel.
No._________________________
Dated:__________________________________
________

NOTE:     DO NOT SEND CERTIFICATES FOR
          OLD NOTES WITH THIS FORM.
          CERTIFICATES FOR OLD NOTES
          SHOULD ONLY BE SENT WITH YOUR
          LETTER OF TRANSMITTAL.

NOTICE OF GUARANTEED DELIVERY FOR
AMERICAN SKIING COMPANY
13-3/4% SUBORDINATED DISCOUNT NOTES DUE
2007

     This form or one substantially
equivalent hereto must be used to accept the Exchange Offer of American Skiing
Company (the "Company") made pursuant to the Prospectus, dated November 12, 1996
(the "Prospectus"), if certificates for
the outstanding 13-3/4% Series A
Subordinated Discount Notes Due 2007 of
the Company (the "Old Notes") are not
immediately available or if the
procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 p.m., New York City time, on the Expiration
Date of the Exchange Offer.  Such form
may be delivered or transmitted by
telegram, telex, facsimile transmission, mail or hand delivery to United States
Trust Company of New York (the "Exchange
Agent") as set forth below.  In
addition, in order to utilize the
guaranteed delivery procedure to tender
Old Notes pursuant to the Exchange
Offer, a completed, signed and dated
Letter of Transmittal (or facsimile
thereof) must also be received by the
Exchange Agent prior to 5:00 p.m., New
York City time, on the Expiration Date.
Capitalized terms not defined herein are defined in the Prospectus.

Delivery To:   United States Trust
Company of New York, Exchange Agent

By Mail:

United States Trust Company of New York
P.O. Box 844
Peter Cooper Station
New York, New York  10276

By Hand:

United States Trust Company of New York
111 Broadway
Lower Level
Corporate Trust Window
New York, New York  10005

By Overnight Courier:

United States Trust Company of New York
770 Broadway, 13th Floor
New York, New York  10003
Attn:  Corporate Trust Services Window

By Facsimile:
(212) 420-6152

Confirm by Telephone:
(800) 548-6565

     Delivery of this instrument to an
address other than as set forth above,
or transmission of instructions via
facsimile other than as set forth above, will not constitute a valid delivery.

Ladies and Gentlemen:

     Upon the terms and conditions set
forth in the Prospectus and the
accompanying Letter of Transmittal, the
undersigned hereby tenders to the
Company the principal amount of Old
Notes set forth below, pursuant to the
guaranteed delivery procedure described
in "The Exchange Offers -- Guaranteed
Delivery" section of the Prospectus.
Principal Amount of Old Notes Tendered:*

$_______________________________________
_
Certificate Nos. (if available):
If Old Notes will be delivered by
book-entry transfer to The Depository
Trust Company, provide account number.
________________________________________
_

Total Principal Amount Represented by
Old Notes Certificate(s):

$__________________________________
Account Number
_______________________________________

* Must be in denominations of principal
amount of $1,000 and any integral
multiple thereof.

     All authority herein conferred or
agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

PLEASE SIGN HERE


X____________________________


X_______________________________________
________
Signature(s) of Owner(s) as Authorized
Signatory
________________________________________
_______
Date

Area Code and Telephone
Number:____________________

     Must be signed by the holder(s) of
Old Notes as their name(s) appear(s) on
certificates for Old Notes or on a
security position listing, or by
person(s) authorized to become
registered holder(s) by endorsement and
documents transmitted with this Notice
of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

Please print name(s) and address(es)

Name(s):  ____________________
Capacity: ____________________

Address(es):   ____________________

GUARANTEE

     The undersigned, a member of a
registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United
States, hereby guarantees that the
certificates representing the principal
amount of Old Notes tendered hereby in
proper form for transfer, or timely
confirmation of the book-entry transfer
of such Old Notes into the Exchange
Agent's account at The Depository Trust
Company pursuant to the procedures set
forth in "The Exchange Offers --
Guaranteed Delivery" section of the
Prospectus, together with a properly
completed and duly executed Letter of
Transmittal (or a manually signed
facsimile thereof) with any required
signature guarantee and any other
documents required by the Letter of
Transmittal, will be received by the
Exchange Agent at the address set forth
above, no later than five New York Stock
Exchange trading days after the date of
execution hereof.

________________________________________
____
          Name of Firm
________________________________________
____
     Authorized Signature

________________________________________
____
Address             Title

________________________________________
____
Zip Code
Name:___________________________________
_______
(Please Type or Print)

Area Code and Tel.
No._________________________
Dated:__________________________________
________

NOTE:     DO NOT SEND CERTIFICATES FOR
          OLD NOTES WITH THIS FORM.
          CERTIFICATES FOR OLD NOTES
          SHOULD ONLY BE SENT WITH YOUR
          LETTER OF TRANSMITTAL.